                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        Central Valley Community Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        CENTRAL VALLEY COMMUNITY BANCORP
                              600 Pollasky Avenue,
                            Clovis, California 93612

                                                                  April 13, 2001

Dear Shareholder:

         In connection with the 2001 Annual Meeting of Shareholders to be held at 7:00 p.m. on Wednesday, May 16, 2001 at the Company's offices at 600 Pollasky Avenue, Clovis, California, we are enclosing the following:

         1.       Notice of Annual Meeting of Shareholders.

         2.       Proxy Statement.

         3.       Proxy Card.

         In addition to the election of directors and the ratification of the appointment of the Company's independent public accountants, you will be asked at the meeting to approve the Central Valley Community Bancorp 2000 Stock Option Plan.

         It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been paid.









         We appreciate your support and look forward to seeing you at the meeting on May 16, 2001.


                                       Cordially,

                                       /s/ Daniel N. Cunningham
                                       ------------------------
                                       Daniel N. Cunningham
                                       Chairman of the Board

                                       /s/ Daniel J. Doyle
                                       -------------------
                                       Daniel J. Doyle
                                       President and Chief Executive Officer

                            NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS OF
                        CENTRAL VALLEY COMMUNITY BANCORP

TO THE SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Shareholders of Central Valley Community Bancorp will be held at 600 Pollasky Avenue, Clovis, California, on Wednesday, May 16, 2001, at 7:00 p.m. for the following purposes:

         1.       To elect Directors;

         2. To approve the Central Valley Community Bancorp 2000 Stock Option Plan;

         3. To ratify the appointment of Perry-Smith LLP as the Company's independent public accountants; and

         4. To transact such other business as may properly come before the meeting


         The names of the Board of Directors' nominees to be directors of Central Valley Community Bancorp are set forth in the accompanying Proxy Statement and are incorporated herein by reference.


         The Bylaws of Central Valley Community Bancorp provide for the nomination of directors in the following manner:


         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by
         Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.


         Only shareholders of record at the close of business on March 30, 2001, are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided.


Dated:  April 13, 2001


                          /s/ Daniel N. Cunningham
                              Chairman of the Board


             WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE
           SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
                      IN THE ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        CENTRAL VALLEY COMMUNITY BANCORP
                           To Be Held on May 16, 2001
                  600 Pollasky Avenue, Clovis, California 93612

                      -------------------------------------



                      GENERAL INFORMATION FOR SHAREHOLDERS


         The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Central Valley Community Bancorp (the "Company" or "Central Valley") for use at the Annual Meeting of Shareholders to be held at the Company's headquarters office located at 600 Pollasky Avenue, Clovis, California on Wednesday, May 16, 2001, at 7:00 p.m. Only shareholders of record at the close of business on March 30, 2001, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 1,304,957 shares of its common stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about April 13, 2001.


VOTE BY PROXY

         As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.


METHOD OF COUNTING VOTES

         Holders of common stock of the Company ("Common Stock") are entitled to one vote for each share held except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

         The proxy holders, Daniel J. Doyle and David E. Cook, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked. However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Clovis Community Bank (the "Bank"). Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

         Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

         Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

         FOR the election of all nominees for director named herein;

         FOR the approval of the Central Valley Community Bancorp 2000 Stock Option Plan, and;

         FOR ratification of the selection of Perry-Smith LLP as the Company's independent public accountants.

         In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made. In addition, such shares will, at the proxy holders' discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

         A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS ENCLOSED WITH THIS PROXY STATEMENT.



VOTE REQUIRED

         The nine (9) nominees receiving the highest number of votes of the shares of the Company's Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for approval of the Central Valley Community Bancorp 2000 Stock Option Plan.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.

SHAREHOLDERS ENTITLED TO VOTE

         Only shareholders of record at the close of business on March 30, 2001, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, the Company had outstanding 1,304,957 shares of its no par value Common Stock.

                             PRINCIPAL SHAREHOLDERS

         As of the Record Date, no individual (including any "group", i.e., two or more persons acting as a partnership, limited partnership, syndicate or group for the purpose of acquiring, holding or disposing of voting stock issued by the Company) known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as follows:

Name and Address                                   Amount and Nature of     Percent
of Beneficial Owner                                Beneficial Ownership     of Class
-------------------                                --------------------     --------
Daniel N. Cunningham                                     111,943(1)           8.58%
2517 West Shaw, Suite 108
Fresno, CA 93711

Steven D. McDonald                                        95,590(2)           7.29%
2975 S. MacDonough Road
Sanger, CA 93657

Louis McMurray                                           139,095(3)          10.55%
P.O. Box 569
Fresno, CA 93709

Financial Institutions  Partners  II,                    104,336(4)           8.00%
L.P. and Hovde Capital, L.L.C
1629 Colonial Parkway
Inverness, IL 60067

Donald H. Bruegman                                        66,450(5)           5.09%
198 Trout Lake Drive
Sanger, CA 93657

------------------------

(1) Includes 21,780 shares held as trustee for the Bradley and Joanne Quinn Living Trust as to which Mr. Cunningham disclaims beneficial ownership and 30,627 shares held under a power of attorney executed in favor of Mr. Cunningham by Eric Quinn as to which Mr. Cunningham disclaims beneficial ownership.
(2) Includes 4,075 shares held as custodian for Mr. McDonald's minor children, 402 shares held by Mr. McDonald's spouse, 5,159 shares held in a family trust and 6,598 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan(6)
(3) Includes 13,134 shares held as Trustee of the Charles McMurray Living Trust, 13,137 shares held as Trustee of the Jed McMurray Living Trust, 75,914 shares held as Trustee of the Louis McMurray Living Trust, 10,500 shares held as Trustee of the Lou and Dena McMurray Living Trust, 13,214 shares held in the name of the Charles McMurray Co. and 13,196 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan(6).
(4) Based on information contained in an Acquisition Statement under Section 13(d) of the Securities Exchange Act of 1934, as amended, dated November 9, 1998 received by the Bank from Financial Institutions Partners II, L.P. and Hovde Capital, L.L.C., which Acquisition Statement states that Hovde Capital, L.L.C. is the general partner of Financial Institutions Partners II, L.P.
(5) Based on information contained in the most recent Acquisition Statement under Section 13(d) of the Securities Exchange Act of 1934, as amended, known to the Company to have been filed by Mr. Bruegman with the Federal Deposit Insurance Corporation ("FDIC").
(6) In connection with the formation of the Company, the Company agreed to issue shares of Company Common Stock upon the exercise of options outstanding under the Clovis Community Bank 1992 Stock Option Plan (the "1992 Plan").

         MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in his or her discretion, be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         The Bylaws of the Company provide that the Board will consist of not less than seven (7) and not more than thirteen (13) directors. The number of directors is set by the Board and is currently set at nine (9). The authorized number of directors to be elected at the Meeting is nine (9). Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

         All Proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as director, and the Named Executive Officers (as defined below), as well as with respect to all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or principal officers other than Sidney B. Cox and Wanda L. Rogers who are brother and sister.

                                                                                       Shares Beneficially Owned
                                                                                           as of the Record Date
                                                                                       -------------------------
DIRECTORS  AND  NOMINEES,  AND               Positions Held         Director or                        Percent of
Officers                           Age      With the Company       Officer Since        Number           Class
--------                           ---      ----------------       -------------        ------           -----
David E. Cook                       76    Secretary and                2000              1,243             *
                                          Director

Sidney B. Cox                       70    Director                     2000               13,925(1)       1.06%


Daniel N. Cunningham                64    Chairman of the              2000              111,943(2)       8.58%
                                          Board and Director
                                                                                          14,310(3)       1.09%
Daniel J. Doyle                     54    President, Chief             2000
                                          Executive Officer
                                          and Director

Gayle Graham                        54    Senior Vice                  2000                  500(4)        *
                                          President and Chief
                                          Financial Officer

Steven D. McDonald                  51    Director                     2000               95,590(5)       7.29%


Louis McMurray                      54    Director                     2000              139,095(6)      10.55%

                                                                                       Shares Beneficially Owned
                                                                                           as of the Record Date
                                                                                       -------------------------
DIRECTORS  AND  NOMINEES,  AND               Positions Held         Director or                        Percent of
Officers                           Age      With the Company       Officer Since        Number           Class
--------                           ---      ----------------       -------------        ------           -----
Gary Quisenberry                    49    Senior Vice                  2000                1,600(7)        *
                                          President,
                                          Commercial and
                                          Business Banking (10)

Wanda L. Rogers                     68    Director                     2000               42,607(1)       3.26%


William S. Smittcamp                48    Director                     2000               27,152(1)       2.08%


Thomas L. Sommer                    53    Senior Vice                  2000               13,808(8)       1.06%
                                          President and Credit
                                          Administrator

Joseph B. Weirick                   62    Director                     2000               41,274(9)       3.16%


All directors and                                                                       503,047(11)      37.33%
executive officers of
the Company and the Bank as a
group(13 in number) (12)

--------------------------------------------------------------------------------

* Beneficial ownership does not exceed one percent of common stock outstanding.
(1) Includes 2,783 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(2)  See Principal Shareholders, note (1).
(3) Includes 6,250 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 2,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan, subject to shareholder approval of the Plan. Refer to Proposal 2.
(4) Includes 500 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(5)  See Principal Shareholders, note (2).
(6)  See Principal Shareholders, note (3).
(7) Includes 1,600 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(8) Includes 1,300 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(9) Includes 1,529 shares owned of record by Mr. Weirick's wife, 7,922 shares owned of record by a minor child and 2,783 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.
(10) Mr. Quisenberry is an officer of the Bank only.
(11) Includes 42,575 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan which are exercisable within 60 days of the Record Date.
(12) All were either Directors or Officers of Clovis Community Bank prior to the formation of the Company.

         The following table sets forth certain information with respect to the executive officers(1) of the Company:

Name                       Age   Positions Held with the Company                           Officer Since
------------------------- ------ --------------------------------------------------------- ---------------
Daniel J. Doyle            54    President, Chief Executive Officer and Director                2000

Gayle Graham               54    Senior Vice President and Chief Financial Officer              2000

Gary Quisenberry           49    Senior Vice President, Commercial and Business Banking         2000
                                 (2)

Thomas L. Sommer           53    Senior Vice President and Credit Administrator                 2000

Shirley Wilburn            58    Senior Vice President, Consumer and Retail Banking (2)         2000

------------------------
(1) As used throughout this Proxy Statement, the term "executive officer" means the president, any senior vice president in charge of a principal business unit or function, and any other officer or person who performs a policy making function for the Company or the Bank.
(2)  Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

         Each executive officer serves on an annual basis and must be appointed by the Board of Directors annually pursuant to the Bylaws of the Company (or the Bylaws of the Bank in the case of Mrs. Wilburn and Mr. Quisenberry).

         The following is a brief account of the business experience during the past five years of each nominee and each executive officer of the Company.

         DAVID E. COOK retired in 1994 after engaging in education consulting services from 1987 until 1994.

         SIDNEY B. COX retired from Producers Cotton Oil in April, 1988 and is now owner of Cox Communications, a public relations and agricultural consulting firm.

         DANIEL N. CUNNINGHAM is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Cunningham is a certified public accountant, a director and officer of Quinn Properties and a director of Quinn Company.

         DANIEL J. DOYLE became President and Chief Executive Officer of the Company upon its organization in 2000, and has served as President and Chief Executive Officer of the Bank since June, 1998. From March, 1995 until joining the Bank, Mr. Doyle was Senior Vice President and Regional Manager of U.S. Bank. Prior to that, Mr. Doyle served as President and Chief Executive Officer of U.S. Bank of California.

         GAYLE GRAHAM became Senior Vice President and Chief Financial Officer of the Company upon its organization in 2000, and was named Senior Vice President and Cashier of the Bank on October 13, 1994 after serving as Vice President and Cashier of the Bank since April 19, 1991, and as Assistant Cashier since August 1988. Prior to that time, she served in various capacities with Wells Fargo Bank for 20 years.

         STEVEN MCDONALD is President of McDonald Properties, Inc., with interests in cattle ranching, mobile home park management and other investments. Mr. McDonald is also the owner/broker of SDM Realty, specializing in ranch brokerage.

         LOUIS MCMURRAY is President of Charles McMurray Company, a wholesale hardware company with outlets in Fresno and Sacramento.

         GARY QUISENBERRY was named Senior Vice President, Manager of Commercial and Business Banking of the Bank on February 22, 2000. For twelve years prior to that time, Mr. Quisenberry was Senior Vice President, Business Banking Manager, Manager of Special Assets and Manager of Consumer Lending for California Federal Bank.

         WANDA L. ROGERS, since 1962 has served as the President and Chief Financial Officer of Rogers Helicopters, Inc., a corporation contracting for helicopter services to various U.S. government agencies and other public entities.

         WILLIAM S. SMITTCAMP is the President and owner of Wawona Frozen Foods and is involved as a principal in other family-related businesses.

         THOMAS L. SOMMER became Senior Vice President and Credit Administrator of the Company upon its organization in 2000, and was named Senior Vice President and Chief Credit Officer of the Bank on December 15, 1999 after serving as Vice President Manager of Credit Review and Special Assets since August 24, 1998. For two years, Mr. Sommer served as Credit Administrator for Olympic Bank. Prior to that, Mr. Sommer served as Senior Vice President, Manager of Commercial and Business Banking for U.S. Bank of California.

         JOSEPH B. WEIRICK was President and General Manager of Weirick and Co., operators of China Peak Ski Area, from 1964 to 1978. Mr. Weirick is presently involved in personal investments.

         SHIRLEY WILBURN was named Senior Vice President, Consumer and Retail Banking of the Bank on October 16, 2000. Prior to that time, Mrs. Wilburn served as First Vice President, Regional Manager with California Federal Bank since 1998. For five years prior to that time, Mrs. Wilburn was Senior Vice President Real Estate Lending for Glendale Federal Bank. Mrs. Wilburn has over 30 years banking experience including 20 years with CalFed and its predecessors Glendale Federal Bank and Guarantee Savings.

         No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except for Wanda L. Rogers, who is a director of Kaman Corporation, Bloomfield, CT.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through meetings of the Company's Board of Directors and Audit Committee, and through committees of the Bank's Board of Directors. The Company became the holding company for the Bank on November 15, 2000. Currently, the Bank's committees make recommendations regarding the nominating and personnel functions to the Company's Board of Directors. Furthermore, the Audit Committee of the Bank's Board of Directors makes recommendations to the Audit Committee of the Company's Board of Directors. During 2000 the Company's Board of Directors held 3 meetings and the Bank's Board of Directors held 13 meetings. No director attended less than 75 percent of the total meetings of the Company's Board of Directors and of the Company's committees on which he or she served during 2000.

         The Audit Committee of the Company's Board of Directors is composed of Mr. McDonald as Chairman, Messrs. Cunningham, Cook and Smittcamp.

         As the Company did not become the holding company for the Bank until November 15, 2000, the Company's Audit Committee did not meet during 2000. However, the Bank's Audit Committee held 10 meetings during 2000. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

         REPORT OF AUDIT COMMITTEE

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Audit Committee of the Central Valley Community Bancorp Board of Directors (the "Audit Committee") is composed of four independent directors and operates pursuant to a Charter that was adopted by the Board on March 21, 2001, a copy of which is attached to this Proxy Statement as Appendix A (the "Charter"). The members of the Audit Committee are Steven McDonald (Chair), Daniel N. Cunningham, David E. Cook, and William S. Smittcamp. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to internal audit services provided by the auditors, has considered whether the provision of internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

         Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

Steven McDonald (Chair)
Daniel N. Cunningham
David E. Cook
William S. Smittcamp
March 21, 2001

                             EXECUTIVE COMPENSATION


SUMMARY OF COMPENSATION


         The following table sets forth a summary of the compensation paid by the Company or the Bank during each of the last three completed fiscal years for services rendered in all capacities to Daniel J. Doyle, President and Chief Executive Officer, Gayle Graham, Senior Vice President and Chief Financial Officer, Gary Quisenberry, Senior Vice President, Commercial and Business Banking, and Thomas L. Sommer, Senior Vice President and Credit Administrator (the "Named Executive Officers"). No other executive officer of the Company or the Bank earned total salary and bonus in excess of $100,000 during the 2000 fiscal year.



                           Summary Compensation Table

                                                                                              Long Term
                                                                                             Compensation
                                                                                       ------------------------
                                                       Annual Compensation                      Awards
                                          -------------------------------------------- ------------------------
                                                                      Other Annual                                  All Other
                                                                      Compensation      Securities Underlying      Compensation
  Name and Principal Position     Year     Salary ($)   Bonus ($)         ($)(1)              Options (#)               ($)
-------------------------------- -------- ----------- ------------- ------------------ ------------------------ -----------------
Daniel J. Doyle, President and
    Chief Executive Officer       2000      $160,000       $58,856         (1)                 25,000                 $25,470(2)
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1999       160,000        40,800         (1)                   -0-                       9,099
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1998        93,333        23,333         (1)                   -0-                      34,904
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------

Gayle Graham, Senior Vice
President and Chief Financial
Officer                           2000       $97,100       $25,155         (1)                  2,500                 $11,903(3)
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1999        93,000        18,000         (1)                   -0-                       5,816
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1998        89,400        10,000         (1)                   -0-                       4,950
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------

Thomas L. Sommer, Senior Vice
President and Credit
Administrator                     2000       $90,600       $27,844         (1)                  1,500                  $3,599(4)
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1999        75,970        11,430         (1)                  5,000                      3,958
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------
                                  1998        26,731           -0-         (1)                   -0-                         -0-
                                 -------- ----------- ------------- ------------------ ------------------------ -----------------

Gary  Quisenberry,  Senior Vice
President, Commercial and
Business Banking (7)              2000       $89,923    $36,906(6)         (1)                  8,000                    $688(5)
                                ======== =========== ============= ================== ======================== =================

(1) Certain incidental personal benefits to Named Executive Officers (not otherwise disclosed herein) may result from expenses incurred by the Company in the interest of attracting and retaining qualified personnel. With respect to each Named Executive Officer, the aggregate amount of such compensation for the fiscal year indicated did not exceed the lesser of $50,000 or ten percent (10%) of the compensation reported in the Summary Compensation Table for such Named Executive Officer.
(2) Includes, for 2000, director's fees of $8,400, $1,723 in life insurance premiums, $8,367 representing vested benefit increase for 2000 in Executive Salary Continuation Program, and $6,890 contributed to the Bank's Salary Deferral Plan for Mr. Doyle's account.
(3) Includes, for 2000, $11,209 contributed to the Bank's Salary Deferral Plan for Ms. Graham's account and $694 in life insurance premiums.
(4) Includes, for 2000, $2,605 contributed to the Bank's Salary Deferral Plan for Mr. Sommer's account and $694 in life insurance premiums.
(5)      Includes, for 2000, $688 in life insurance premiums.
(6)      Includes, for 2000, a $10,000 one time signing bonus.
(7) Mr. Quisenberry is an officer of the Bank only, and became an employee of the Bank during 2000.

STOCK OPTION PLANS

CENTRAL VALLEY COMMUNITY BANCORP 2000 STOCK OPTION PLAN

         The Central Valley Community Bancorp 2000 Stock Option Plan (the "2000 Plan") was adopted on November 15, 2000 and is designed to attract, retain and motivate employees, directors and consultants of the Company and the Bank by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and the Bank, and to continue their association with the Company and the Bank. The 2000 Plan is subject to approval of the Company's shareholders. The 2000 Plan permits the granting of nonqualified stock options and incentive stock options during a period of ten years from the date of adoption by the Board of Directors. The 2000 Plan is administered by the Board of Directors.

         The total number of shares reserved for issuance under the 2000 Plan is 262,862, subject to adjustment if the outstanding shares of Company Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company. Under the 2000 Plan, all options are granted at an exercise price of not less than 100% of the fair market value of the Company Common Stock at the time the option is granted. The 2000 Plan provides for the granting of options for exercise periods of up to ten years from the date of the grant, with the exact exercise period to be determined by the Board of Directors. The exercise period of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. In 2001, Options to purchase 50,000 shares of Company Common Stock have been granted under the 2000 Plan as of the Record Date.

         The Board of Directors is seeking approval of the 2000 Plan by the shareholders. See Proposal No. 2 below.

CLOVIS COMMUNITY BANK 1992 STOCK OPTION PLAN

         The Bank established the Clovis Community Bank 1992 Stock Option Plan (the "1992 Plan"), in which directors, officers and employees of the Bank are eligible to participate. Pursuant to the terms of the Plan of Reorganization and Merger Agreement by which the Company became the sole shareholder of the Bank, the Company agreed to issue shares of Company Common Stock upon the exercise of options outstanding under the 1992 Plan. As of December 31, 2000, there were options to purchase 125,225 shares of Company Common Stock outstanding under the 1992 Plan. No further options will be granted under the 1992 Plan.

STOCK OPTION GRANTS AND EXERCISES

         CENTRAL VALLEY COMMUNITY BANCORP 2000 STOCK OPTION PLAN

         No stock options were granted to or exercised by any Named Executive Officer under the Central Valley Community Bancorp 2000 Stock Option Plan during the Company's 2000 fiscal year.

         CLOVIS COMMUNITY BANK 1992 STOCK OPTION PLAN

         STOCK OPTION GRANTS

                      Option/SAR Grants in Last Fiscal Year



                                          Individual Grants
-------------------------------------------------------------------------------------------------------
          Name               Number of         Percent of total        Exercise or      Expiration
                             Securities       options granted to        base price          Date
                             Underlying      employees in fiscal         ($/Sh)
                              Options               year
                            Granted (#)
-------------------------- --------------- ------------------------- ----------------- ----------------
Daniel J. Doyle                25,000               29.38%                $13.63          4/19/2010
-------------------------- --------------- ------------------------- ----------------- ----------------
Gayle Graham                   2,500                2.94%                 $13.63          4/19/2010
-------------------------- --------------- ------------------------- ----------------- ----------------
Gary Quisenberry               8,000                9.40%                 $13.75          3/15/2010
-------------------------- --------------- ------------------------- ----------------- ----------------
Thomas L. Sommer               1,500                1.76%                 $13.63          4/19/2010
========================== =============== ========================= ================= ================

         AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


         No stock options outstanding under the 1992 Plan were exercised by any of the Named Executive Officers during the Company's 2000 fiscal year. The following table shows the value at December 31, 2000 of the options held by the Named Executive Officers.

------------------------------- ------------------ ------------------- --------------------- ------------------------
                                                                            Number of
                                                                            securities
                                                                            underlying
                                                                            unexercised        Value of unexercised
                                                                        options at fiscal      in-the-money options
                                                                           year-end (#)       at fiscal year-end ($)
------------------------------- ------------------ ------------------- --------------------- ------------------------
             Name                Shares acquired   Value Realized ($)      Exercisable/           Exercisable/
                                 on exercise (#)                          Unexercisable           Unexercisable
------------------------------- ------------------ ------------------- --------------------- ------------------------
Daniel J. Doyle                        -0-                -0-              3,125/21,875          $781/$5,469(1)
------------------------------- ------------------ ------------------- --------------------- ------------------------
Gayle Graham                           -0-                -0-               -0-/2,500              $0/$625(1)
------------------------------- ------------------ ------------------- --------------------- ------------------------
Gary Quisenberry                       -0-                -0-               -0-/8,000             $0/$1,040(1)
------------------------------- ------------------ ------------------- --------------------- ------------------------
Thomas L. Sommer                       -0-                -0-              1,000/5,500             $0/$375(1)
------------------------------- ------------------ ------------------- --------------------- ------------------------

(1)      Based on a bid price per share at December 31, 2000 of $13.88.



EMPLOYMENT CONTRACTS


         DANIEL J. DOYLE

         The Bank entered into an employment agreement with Mr. Doyle effective as of May 28, 1998, pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank. The initial term of the agreement will end on December 31, 2001, but the agreement will be renewed annually for additional one-year terms unless terminated by either party not later than sixty days prior to the end of the particular term. The agreement provides for an annual salary during 1998 and 1999 of $160,000, with base salary to be set thereafter by the Board of Directors at no less than $160,000. For fiscal year 2000 Mr. Doyle's annual salary was $160,000. Additionally, the agreement provides that for 1998, Mr. Doyle was entitled to receive a target bonus of 25% of salary upon the achievement by December 31, 1998 of certain specified performance goals and a target bonus of 30% of salary upon the achievement by December 31, 1999 of performance goals agreed upon by the parties. For fiscal years 2000 and 1999, Mr. Doyle received a bonus of $58,856 and $40,800, respectively. Mr. Doyle's performance in 2000 exceeded the goals established , and therefore, per the terms of the employment agreement, the bonus paid to Mr. Doyle for 2000 exceeded the target bonus percentages specified in the employment agreement. The employment agreement provides that, for fiscal year 2001, the specific goals for the bonus shall be set by mutual agreement of the Board and Mr. Doyle. The Board of Directors has set Mr. Doyle's base salary for 2001 at $170,000. The Board of Directors has provided that Mr. Doyle will be entitled to receive a target bonus of 40% of salary upon achievement by December 31, 2001 of certain specified performance goals agreed upon by the Board of Directors and Mr. Doyle. The actual bonus Mr. Doyle may receive under the employment agreement for his performance during 2001 may be higher or lower than the target bonus of 40% of his base salary for 2001 depending on actual performance.

         The employment agreement with Mr. Doyle also provided for: (a) a one-time moving expense allowance of $25,000 (net of taxes) and a $1,000 per month for three (3) months housing allowance; (b) the grant of a stock option to purchase 20,000 shares (see "Stock Option Grants and Exercises," above); (c) a Bank-paid membership in a local country club; (d) an automobile allowance of $1,000 per month; (e) participation in medical, dental and similar plans offered by the Bank for Mr. Doyle and his dependents, as well as Bank-paid term life insurance coverage of at least $100,000; and (f) four weeks of vacation annually.

         The employment agreement with Mr. Doyle is terminable by the Bank at any time for "cause," as defined in the agreement, upon which Mr. Doyle would be eligible to receive no payments or benefits other than those accrued though the date of termination. The agreement provides for termination upon the disability of Mr. Doyle under certain circumstances, as well as the payment of Mr. Doyle's salary for six months following such disability if certain conditions are met. The Bank may terminate Mr. Doyle's employment without cause, in which case Mr. Doyle would be entitled to continue to receive payments based on his base salary for two years, subject to his finding comparable employment. In the event of a merger in which the Bank is not the surviving entity or a change in control of 50% or more of the Common Stock of the Bank (other than as a result of the organization of a holding company for the Bank) (a "Reorganization"), then the employment agreement shall not be terminated but instead the surviving or resulting corporation or the transferee of the Company's stock or assets (the "Successor") shall be bound by the employment agreement. However, in the event that Mr. Doyle elects to leave the employ of the Successor, he will be entitled to a lump sum severance payment equal to two times the average total annual cash compensation paid to him by the Bank during the most recent three fiscal years. Additionally, during the 24 months following a Reorganization, Mr. Doyle will be entitled to receive the lump sum payment mentioned in the preceding sentence upon a demotion in title, decrease in total compensation, material changes in duties and authority and/or change in office location of more than 30 miles from Clovis, California.

SALARY DEFERRAL PLAN

         The Bank adopted a Salary Deferral Plan, effective as of January 1, 1983, for the benefit of its employees. The Salary Deferral Plan is designed as a profit sharing plan which is intended to qualify for favorable tax treatment under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 (the "Code"). The purpose of the Salary Deferral Plan is to provide eligible employees of the Bank with a means of deferring a portion of their compensation to encourage retirement savings, to enable them to share in profits of the Bank, and to provide benefits in the event of death or disability.

         The Bank may, but is not required to, make annual profit-sharing contributions to the Salary Deferral Plan. For fiscal year 2000, the Bank made a $120,000 contribution to the Salary Deferral Plan.

DEFERRED COMPENSATION AGREEMENTS

         The Bank has entered into deferred compensation agreements with five of its non-employee directors pursuant to a non-qualified deferred compensation plan pursuant to which each of the participants voluntarily elects to defer some or all of his or her current compensation in exchange for the Bank's promise to pay a deferred benefit in the future. The deferred compensation plan permits the participants to reduce current taxable income in exchange for larger payments at retirement when the recipient may be in a lower tax bracket. The deferred fees or salary are expensed by the Bank and set aside in a separate liability account and interest is periodically credited on the account balance. However, the deferred compensation plan is an unfunded plan, which means that the participant has no rights beyond those of a general creditor of the Bank and there are no specific assets set aside by the Bank in connection therewith. After retirement, the benefit payments are taxable income to the participant and are deductible expenses to the Bank as they are paid.

         In connection with the implementation of the deferred compensation plan, the Bank has purchased a single premium universal life insurance policy insuring the life of each participant in the plan. The Bank is the owner and beneficiary of each such policy and the insured has no claim on the policy, its cash value or proceeds.

SENIOR MANAGEMENT INCENTIVE PLAN

         The Board of Directors of the Bank approved a Senior Management Incentive Plan ("SMIP") effective January 1, 1999 for the purpose of advancing the interests of the Bank and its shareholders through annual incentive compensation that will attract, retain and motivate key executives of the Bank. The Board of Directors has discretion to determine which executives are eligible to participate in the SMIP, to determine the bases for and the amount of any incentive awards (based generally on Board-established targets) and to consider any additional or extraordinary performance factors for a particular participant.

         The Board of Directors allocated contributions to the SMIP for the fiscal year ended December 31, 2000 and, accordingly, payments were made to executives thereunder totaling $86,045, which are included under Bonus in the Summary Compensation Table.

EXECUTIVE SALARY CONTINUATION AGREEMENTS

         During 2000, the Board of Directors of the Bank adopted and entered into with each of Ms. Graham and Messrs. Doyle, Quisenberry and Sommer an Executive Salary Continuation Agreement (the "Salary Continuation Agreements"). The Salary Continuation Agreements provide for an annual payment for a period of 15 years following retirement from service as an executive of the Bank. Mr. Doyle's benefits under the Salary Continuation Agreements vested 20% upon execution, and will continue to vest at a rate of 10% per year thereafter. Ms. Graham's benefits under the Salary Continuation Agreements are subject to an annual vesting percentage of 10% for each full year of service from the first anniversary of the effective date of the agreement. Messrs. Quisenberry's and Sommer's benefits under their Salary Continuation Agreements are subject to an annual vesting percentage of 10% for each full year of service from the second anniversary of the effective date of the agreement. Each person's annual benefit is determined at the time of retirement, on the basis of (i) the individual's age upon retirement, (ii) the percentage of benefit vested upon retirement, and
(iii) the maximum annual benefit assigned in the individual's Salary Continuation Agreements.

         Mr. Doyle's Salary Continuation Agreement provides for a maximum annual benefit of $75,000.00, and provides that he will receive the maximum benefit if he reaches the age of 62 prior to retiring. The Salary Continuation Agreements covering Ms. Graham and Messrs. Quisenberry and Sommer, provide for each to receive a maximum annual benefit of $40,000, and provide that each will receive the maximum benefit if she or he reaches the age of 65 prior to retiring.

          The Salary Continuation Agreements terminate upon death prior to retirement, voluntary termination of service prior to retirement, or involuntary termination of service for cause. The Salary Continuation Agreements provide for payment of a lump sum in the event of a Change Of Control of the Bank, defined as the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank.

         The Salary Continuation Agreements specifically provide that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein. However, coincident with the execution of the Salary Continuation Agreements the Bank and each of Ms. Graham and Messrs. Doyle, Quisenberry and Sommer entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement. The Bank purchased flexible premium adjustable life insurance policies insuring the life of each participant. The Bank owns the policies and is entitled to the policies' cash value. The participant's beneficiaries are entitled to a share of the death proceeds should the participant die before attaining the maximum benefit age as defined in the Salary Continuation Agreements or be retired from the Bank and die on or subsequent to attaining the maximum benefit age or die after involuntary termination from the Bank.

COMPENSATION OF DIRECTORS

         The Board of Directors of the Company has not approved payment of fees in connection with attendance at Company Board or Board Committee meetings.

         The Chairman of the Board of the Bank receives $1,200 and all other directors of the Bank receive $1,000 per month for Bank Board meeting attendance.

         Aggregate Bank directors' fees in the sum of $75,200 were paid (including deferred amounts under Deferred Compensation Agreements between the Bank and certain of its directors) during the fiscal year ended December 31, 2000. No remuneration is received for attendance at Bank Board Committee meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no material transactions, except as disclosed below, since January 1, 2000, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

REIMBURSEMENT AND TAX SHARING AGREEMENT

         The Company has entered into an agreement with the Bank pursuant to which the Company has agreed to (1) allocate and collect holding company and parent company expenses from the Bank where appropriate, and to 2) reimburse the Bank for services provided by the Bank's employees on terms and conditions consistent with the requirements of Section 23A of the Federal Reserve Act. In addition, the Company has entered into a tax sharing agreement with the Bank providing for the allocation of tax obligations among the Company and the Bank in compliance with regulatory requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, the only greater than ten-percent holder of the Company's Common Stock is Mr. Louis McMurray and his related interests. See Principal Shareholders.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that for the 2000 fiscal year, the officers and directors of the Company complied with all applicable filing requirements, except that Shirley Wilburn filed her Form 5 late. That filing reported a single transaction: one option grant.

                                 PROPOSAL NO. 2


     APPROVAL OF THE CENTRAL VALLEY COMMUNITY BANCORP 2000 STOCK OPTION PLAN

         On November 15, 2000, the Board of Directors of the Company adopted the Central Valley Community Bancorp 2000 Stock Option Plan, which plan was amended by the Board of Directors of the Company on December 20, 2000 (the "2000 Plan").

         The 2000 Plan set aside 262,862 shares of no par value Common Stock of the Company for which options may be granted to selected employees, directors and consultants of the Company and its subsidiaries, including the Bank. As of the Record Date, one hundred thirteen (113) employees and directors of the Company and the Bank were eligible to be granted options under the 2000 Plan. The Board of Directors believes that the Company's future growth and success depend upon retaining individuals of outstanding ability and upon motivating their efforts on behalf of the Company and the Bank through the grant of options to purchase Common Stock of the Company.

         The Acting Commissioner of Corporations of the Department of Corporations of the State of California (the "Commissioner") issued a Permit in connection with the shares issuable upon exercise of options granted under the 2000 Plan. The Company filed a Registration Statement on Form S-8 with the Securities and Exchange

Commission, which was effective upon filing on November 21, 2000. Approval of the 2000 Plan requires the affirmative vote of a majority of the shares represented and voting at the Meeting.

         The 2000 Plan provides for both the grant of "incentive stock options," as defined in Section 422A of the Internal Revenue Code (the "Code"), and non-statutory options (options which do not meet the requirements of Section
422A) to directors, officers and certain employees of the Company and its subsidiaries, including the Bank. The exercise price of any option granted under the 2000 Plan may not be less than 100% of the fair market value of the Company Common Stock on the date of grant. No incentive option may be first exercisable in any year for shares having an aggregate fair market value at the time of grant in excess of $100,000. Shares subject to options under the 2000 Plan may be purchased for cash or in exchange for shares of Company Common Stock or other valid consideration. The 2000 Plan is not a qualified deferred compensation plan within the meaning of Section 401(a) of the Internal Revenue Code (the "Code"), nor is the 2000 Plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

         Unless otherwise provided by the Board, an option granted under the 2000 Plan and not exercised within ten years from the date of grant will expire, and the shares subject to the option will become available for future grants. The Board determines to whom options will be granted and the terms of each option granted, including the exercise price, number of shares subject to the option, the vesting provisions thereof, and whether the option will be an incentive or non-statutory option. The 2000 Plan may be amended, suspended or terminated by the Board, but no such action may impair rights under a previously granted option. Each option is generally exercisable for its term during the lifetime of the optionee only so long as the optionee remains employed by the Company or retained as a director or consultant of the Company or one of its subsidiaries, including the Bank. No option is transferable by the optionee other than by will or the laws of descent and distribution. The 2000 Plan will expire on November 15, 2010 unless terminated earlier by the Board of Directors.

         The specific future benefits to be received by employees, directors and consultants of the Company under the 2000 Plan are not determinable. However, since adoption of the 2000 Plan, the following options were granted in 2001 to one executive officer and to certain directors under the 2000 Plan, subject to shareholder approval, for terms of ten (10) years, at an exercise price of $13.75 per share. As of the Record Date, no non-executive employee of the Company has been granted any options under the Plan. Approval of the 2000 Plan will include approval of the stock option grants to the executive officer and directors of the Company set forth below.

----------------------------------------------------------------------------------------------------------
                         CENTRAL VALLEY COMMUNITY BANCORP 2000 STOCK OPTION PLAN
--------------------------------------------------------------------------- ------------------------------
NAME AND POSITION                                                               NUMBER OF SECURITIES
                                                                             UNDERLYING OPTIONS GRANTED
--------------------------------------------------------------------------- ------------------------------
David E. Cook, Director                                                                 5,000
--------------------------------------------------------------------------- ------------------------------
Sidney B. Cox, Director                                                                 5,000
--------------------------------------------------------------------------- ------------------------------
Daniel N. Cunningham, Director                                                          5,000
--------------------------------------------------------------------------- ------------------------------
Daniel J. Doyle,
President and Chief Executive Officer                                                  10,000
--------------------------------------------------------------------------- ------------------------------
Steven D. McDonald, Director                                                            5,000
--------------------------------------------------------------------------- ------------------------------
Louis McMurray, Director                                                                5,000
--------------------------------------------------------------------------- ------------------------------
Wanda L. Rogers, Director                                                               5,000
--------------------------------------------------------------------------- ------------------------------
William S. Smittcamp, Director                                                          5,000
--------------------------------------------------------------------------- ------------------------------
Joseph B. Weirick, Director                                                             5,000
--------------------------------------------------------------------------- ------------------------------
All current executive officers as a group (5 in number)                                10,000
--------------------------------------------------------------------------- ------------------------------
All non-executive directors as a group (8 in number)                                   40,000
--------------------------------------------------------------------------- ------------------------------

         None of the options granted under the 2000 Plan will be exercisable unless and until the 2000 Plan is approved by the shareholders of the Company.

         The following is a description of the material features of the 2000
Plan.

         1. PURPOSE. The purpose of the 2000 Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock (the "Shares").

         2. ADMINISTRATION AND AMENDMENT OF THE 2000 PLAN. The 2000 Plan provides for administration by the Board of Directors or by a committee composed of two (2) or more directors, appointed by the Board of Directors for this purpose, except those directors who are full-time, salaried, key employees of the Company (the "Committee"). The Committee has the basic responsibility and authority to make all determinations deemed necessary or advisable for administering the 2000 Plan, including, but not limited to, determining which persons are eligible for selection as participants in the 2000 Plan and establishing the terms and conditions to be included in every option agreement within the framework of the 2000 Plan.


         The Board of Directors may amend, suspend or terminate the 2000 Plan at any time and for any reason. An amendment of the 2000 Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations. The Board of Directors of the Company or the Committee may from time to time, amend any and all agreements evidencing options granted thereunder. Except as provided in the 2000 Plan with respect to adjustment of and changes in the Shares, no termination, modification or amendment of the 2000 Plan may, without the consent of the optionee to whom an option shall theretofore have been granted, adversely affect the rights of such optionee under such option.

         3. ELIGIBILITY FOR PARTICIPATION. Options may be granted under the 2000 Plan to selected employees, directors and consultants of the Company and its subsidiaries, including the Bank. The Board has absolute discretion to determine which employees, directors and consultants are eligible to participate in the 2000 Plan.

         4. NUMBER OF SHARES SUBJECT TO 2000 PLAN. The Company may issue up to 262,862 shares of Common Stock upon the exercise of options granted under the 2000 Plan. Either incentive or nonstatutory options may be granted to officers and employees of the Company. Only nonstatutory options may be granted to consultants and non-employee directors of the Company. The number of shares available for issuance under the 2000 Plan is subject to adjustment as a result of reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise. In the event of any such change in the outstanding Common Stock of the Company, the Board of Directors shall make an appropriate like adjustment to the number and kind of shares as to which outstanding options, or portions thereof then unexercised, may be exercised. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

         In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board of Directors may, in its discretion, provide for the assumption by the surviving or resulting corporation of every option outstanding under the 2000 Plan. If, however, the Board of Directors does not provide for such assumption, the 2000 Plan and every option outstanding under the 2000 Plan shall automatically terminate. If the 2000 Plan and unexercised options terminate, all optionees will have the right to exercise the vested options then outstanding at such time prior to the consummation of the transaction causing such termination as the Company designates, unless the Board provides for the cancellation of options in exchange for a cash payment equal to the excess of the fair market value of the stock as of the date of the terminating event over the exercise price of such options.

         5. GRANTS, TERMS AND CONDITIONS OF OPTIONS. Options may be granted at any time and from time to time prior to the termination of the 2000 Plan to those employees, directors and consultants of the Company who, in the judgment of the Board of Directors, contribute to the successful conduct of the operation of the Company through their judgment, interest, ability and special efforts. An eligible employee, director or consultant shall not participate in the granting of his or her own option.

         The exercise price under each stock option shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted, as such value is determined by the Board of Directors or the Committee. In addition, if a participant owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option shall not be less than 110 percent (110%) of such fair market value at the time such option is granted.

         The purchase price shall be paid in full at the time of purchase, plus any income taxes which may then be due and payable, for the number of shares being purchased pursuant to the provisions of the stock option agreement. However, the Board or the Committee may specify in an incentive stock option agreement, or may agree to accept payment in connection with the exercise of a non-statutory option, in any of the following forms: (a) cash, certified check, official bank check, or the equivalent thereof acceptable to the Company; or (b) surrender of shares of the Company's Common Stock with a fair market value as of the date of exercise equal to the exercise price; or (c) delivery of an irrevocable direction to sell sufficient shares and deliver the proceeds in payment of all or part of the exercise price; or (d) to pledge the shares issuable upon exercise of the option as security for a loan, the proceeds of which are directed to the Company in payment of all or part of the exercise price.

                  DURATION AND EXERCISE OF OPTIONS. Each option granted under the 2000 Plan shall be exercisable in such manner and at such time, up to but not exceeding ten years from the date the option is granted, as the Board of Directors or the Committee shall determine at the time the option is granted. If an officer or employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, however, the option term for an incentive option may not exceed five (5) years from the date of grant.

         Any portion of an option not exercised shall accumulate and can be exercised by the optionee any time prior to the expiration of ten years from the granting date, unless earlier terminated pursuant to the terms of the 2000 Plan.

         Upon the termination of an optionee's employment, or status as a director or a consultant, his or her rights to exercise an option then held by the optionee shall be only as follows:

         (1) In the event the optionee's employment or status as a director or consultant is terminated because of death or disability, the option may be exercised by the optionee or his or her qualified representative, to the extent that the optionee was entitled to exercise such option on the date of his or her death or disability, for a period of twelve months, but in no event beyond the term of the option.

         (2) If an optionee's employment is terminated for cause or if an optionee is removed from any office or directorship of the Company by any regulatory agency or is removed as a director pursuant to applicable provisions of the California Corporations Code or a consultant is terminated for cause, his or her option terminates immediately.

         (3) If an optionee's employment or status as a director or consultant terminates for any reason other than death, disability or cause, his or her option may be exercised, to the extent such option was exercisable on the date of termination, in the case of an incentive option for a period of three (3) months following such termination and in the case of a non-statutory option for a period of three (3) months and one (1) day following such termination, but in no event beyond the term of the option.

         Options under the 2000 Plan are not transferable other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to "immediate family," as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto. The terms of each option shall be binding upon the executors, administrators, heirs, successors and assigns of the optionee. Options under the 2000 Plan may be exercised, during the lifetime of an optionee, only by the optionee or, in the event of mental disability, by the optionee's qualified representative.

         Options granted under the 2000 Plan may also contain such other provisions, which shall not be inconsistent with the above terms, as the Board of Directors or Committee deems appropriate. No option, however, nor anything contained in the 2000 Plan, shall confer upon any employee any right to continue in the employ of the Company nor limit in any way the right of the Company to terminate his or her employment at any time.


         7. FEDERAL INCOME TAX EFFECTS OF STOCK OPTIONS. The Taxpayer Relief Act of 1997 (the "1997 Act") and the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") made significant changes to the federal income taxation of capital gains for individuals. Generally, for sales after December 31, 1997 of capital assets (other than real property, certain collectibles, and certain small business stock), the maximum capital gains rate is 20% if the asset is held for more than 12 months. If the asset is held for one year or less, the gain is short-term capital gain which is taxed up to a maximum rate of 39.6%. Finally, certain capital assets acquired after December 31, 2000 and which are held for at least five years will be taxed at a maximum 18% rate. Conforming amendments were made to the alternative minimum tax.


         A.       INCENTIVE STOCK OPTIONS

         An employee realizes no income upon the grant of an incentive stock option and consequently is not subject to any federal income tax consequences at that time. The employee also realizes no income by exercising the incentive option with a cash payment, provided the optionee remained an employee of the Company (or of any of its affiliates) at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise. The excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, however, is an adjustment in computing alternative minimum taxable income which could subject the employee to federal tax liability under the alternative minimum tax. However, any tax liability from the AMT may be used as a credit against regular tax liability in future years.

         In order to obtain the most favorable tax consequences, the employee must not sell the stock acquired pursuant to an incentive option until two years after the option was granted and one year after the option was exercised. If the sale occurs after both holding periods have lapsed, the employee will be taxed at capital gain rates on gain equal to the amount the optionee receives for the stock less the amount he or she paid to exercise the option. Generally, that gain will be taxed at a maximum 20% federal rate if the employee has held the stock for more than 12 months.

         The tax consequences may differ from those described above if the employee sells the stock acquired by exercising an incentive stock option before both the two year and one year holding period requirements have been satisfied (a "disqualifying disposition"). In that case, the employee will realize ordinary compensation income subject to federal income tax in the year the stock is sold equal to the lesser of (i) the fair market value of the stock on the exercise date less the exercise price, or (ii) the amount realized on the sale of the stock less the exercise price. Any excess of sale proceeds over the fair market value of the stock on the exercise date will be capital gain (taxed at the various rates discussed above, depending on the employee's holding period for the stock).

         A disqualifying disposition of the stock acquired upon exercise of an incentive stock option also has alternative minimum tax consequences. If an employee acquires stock by exercising an incentive stock option and disposes of that stock in the same tax year, the regular tax and alternative minimum tax treatments are the same. If that stock is disposed of in a disqualifying disposition in a later tax year, the "spread" between the option price and the fair market value of the stock is included in alternative minimum taxable income in the exercise year and in regular taxable income in the disposition year.

         Generally, the Company is not entitled to a deduction resulting from the grant or exercise of an incentive stock option. In the case of a disqualifying disposition, however, the Company may deduct an amount equal to the amount that the employee recognizes as compensation income.

         An employee may exercise incentive stock options granted under the 2000 Plan that first become exercisable in a calendar year, provided that the aggregate initial fair market value of the stock so acquired (as determined at the times the options are granted) does not exceed $100,000. In addition, an employee may exercise any option, without regard to the $100,000 limitation, at any time after the calendar year in which it becomes first exercisable. To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all plans of the Company or any subsidiary corporations) exceeds $100,000, such options shall be treated as nonstatutory stock options.

         Special rules apply to persons involved in insolvency or bankruptcy proceedings and to the exercise of incentive stock options by estates, heirs and legatees.

         B.       NONSTATUTORY STOCK OPTIONS

         An optionee who is granted a nonstatutory option in connection with the performance of services generally realizes no ordinary income at that time. In most cases, the optionee will realize compensation income and consequently will be subject to federal income tax at the time the optionee exercises the option with a cash payment. The optionee must include as ordinary income the excess, if any, of the fair market value of the stock received over the exercise price. Because the optionee recognizes compensation income if the optionee is an employee, the Company is required to withhold income and employment taxes at the time the optionee includes the amount in income.

         The basis for determining gain or loss on the sale of stock received through the exercise of a nonstatutory option is the amount paid for the stock plus that amount included in income on the exercise of the option. If a shareholder holds his or her stock for more than 12 months, the gain generally will be long term capital gain taxed at a maximum 20% federal tax rate.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 PLAN AS DISCUSSED ABOVE. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.


                                 PROPOSAL NO. 3
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Perry-Smith LLP, which served the Company as independent public accountants for 2000, has been selected by the Audit Committee of the Board of Directors of the Company to be its independent public accountants for 2001. All Proxies will be voted "FOR" ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.


         REPRESENTATIVES FROM THE ACCOUNTING FIRM OF PERRY-SMITH LLP WILL BE PRESENT AT THE MEETING, WILL BE AFFORDED THE OPPORTUNITY TO MAKE A STATEMENT IF THEY DESIRE TO DO SO, AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.


         AUDIT FEES

         The aggregate fees billed by Perry-Smith LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Form 10-QSB for such fiscal year were $72,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Perry-Smith LLP for professional services rendered for information technology services relating to financial information systems design and implementation for fiscal year 2000.

         ALL OTHER FEES

         The aggregate fees billed by Perry-Smith LLP for services rendered to the Company other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", were $114,494.




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PERRY-SMITH LLP AS THE COMPANY'S INDEPENDENT AUDITORS. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

OTHER INFORMATION

AVAILABILITY OF FORM 10-KSB AND OTHER EXCHANGE ACT  FILINGS

The Company's Common Stock is registered under Section 12(g) of the Exchange Act. A copy of the Company's 2000 Annual Report on Form 10-KSB, including financial statements , required to be filed with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Janice Neary, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California 93612.

                              SHAREHOLDER PROPOSALS

         The 2002 Annual Meeting of Shareholders of the Company will be held on May 15, 2002. December 31, 2001 is the date by which shareholder proposals intended to be presented at the 2002 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2002 proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.





Dated:  April 13, 2001                           For the Board of Directors
Clovis, California
                                                 Daniel N. Cunningham
                                                 Chairman of the Board

                                   APPENDIX A


                        CENTRAL VALLEY COMMUNITY BANCORP


                             AUDIT COMMITTEE CHARTER

I.       OF THE AUDIT COMMITTEE

                  The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon recommendation of the Chairman of the Board.

II.      AUDIT COMMITTEE

                  The purposes of the Audit Committee are to assist the Board of
                  Directors:

         1. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

         2. in its oversight of the Company's financial statements and the independent audit thereof;

         3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and,

         4.       in evaluating the independence of the outside auditors.

                           The function of the Audit Committee is oversight.
                  Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including of the Company's annual financial statements, of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-QSB, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and each member of the Audit Committee shall be entitled to rely on:

                  (i) the integrity of those persons and organizations within and outside the Company from which it receives information and,

                  (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and

                  (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

III.     OUTSIDE AUDITORS


         1. The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

         2. The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board Standard No. 1.

         3. The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

IV.      MEETINGS OF THE AUDIT COMMITTEE


                  The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements, quarterly financial statements and quarterly financial results. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in
         Article IV, the Audit Committee should meet separately at least annually with management, the compliance officer and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.



V.       DUTIES AND POWERS OF THE AUDIT COMMITTEE

         To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.       with respect to the outside auditor,

                  (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

                  (ii) to review the fees charged by the outside auditors for audit and non-audit services;

                  (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of

                           Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

                  (iv) to consider the effect of the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company on the independence of the outside auditors (it being understood that the Audit Committee will rely on the accuracy of the information provided by the outside auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration); and

                  (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee; and

                  (vi) to provide an open avenue of communication between the compliance officer, the outside auditors, and the Board of Directors.

2.       with respect to internal auditing,

         (i) to review the appointment, replacement and budget of the compliance officer;

         (ii) to advise the compliance officer that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the compliance officer and management's responses thereto;

3. with respect to financial reporting principles and policies and internal audit controls and procedures,

         (i) to advise management, the compliance officer and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

         (ii) to consider any reports or communications (and management's and/or compliance officer's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                    - deficiencies noted in the audit in the design or operation of internal controls, and computerized information system controls and security;
                    -    consideration of fraud in a financial statement audit;
                    -    detection of illegal acts;
                    - the outside auditor's responsibility under generally accepted auditing standards;
                    -    significant accounting policies;
                    -    management judgments and accounting estimates;
                    -    adjustments arising from the audit;
                    - the responsibility of the outside auditor for other information in documents containing audited financial statements;
                    -    disagreements with management;
                    -    consultation by management with other accountants;
                    - major issues discussed with management prior to retention of the outside auditor;
                    - difficulties encountered with management in performing the audit;
                    - the outside auditor's judgments about the quality of the entity's accounting principles;
                    - reviews of interim financial information conducted by the outside auditor;

         (iii) to meet with management, the compliance officer and/or the outside auditors and examiners, as appropriate;

                    -    to discuss the scope of the annual audit;
                    -    to discuss the audited financial statements;
                    - to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the compliance officer or the outside auditors, relating to the Company's financial statements;
                    - to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;
                    - to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management;
                    - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

         (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

         (v) to discuss with the Company's counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from regulators or other governmental agencies, and other significant legal issues as appropriate;

         (vi) To review all regulatory examinations and matters as appropriate;

         (vii)    To review Information System security as appropriate;

4.       with respect to reporting and recommendations,

         (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

         (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors;

         (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


VI.      RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

                  The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to conduct and authorize investigations, engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                        CENTRAL VALLEY COMMUNITY BANCORP
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated April 13, 2001, and revoking any Proxy heretofore given, hereby constitutes and appoints Daniel J. Doyle and David E. Cook, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California on Wednesday, May 16, 2001 at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.


         1. To elect as Directors of the Company the nominees set forth below.


         ___ FOR all nominees listed below (except as marked to the contrary below).


         ___      WITHHOLD AUTHORITY to vote for all nominees listed below.


         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:


         David E. Cook, Sidney B. Cox, Daniel N. Cunningham, Daniel J. Doyle, Steven McDonald, Louis McMurray, Wanda L. Rogers, William S. Smittcamp and Joseph B. Weirick


         2. To approve the Central Valley Community Bancorp 2000 Stock Option Plan;


                  FOR      / /              AGAINST  / /             ABSTAIN / /

         3. To approve the proposal to ratify the appointment of Perry-Smith LLP as independent public accountants for the Company's 2001 fiscal year.


                  FOR      / /              AGAINST  / /             ABSTAIN / /

         4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NOS. 2 AND 3. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NOS. 2 AND 3.


            SHAREHOLDER(S)                        No. of Common Shares
            --------------                        --------------------

        ----------------------                          --------


        ----------------------                          --------

DATE:_________________, 2001            Please date and sign exactly as your
                                        name(s) appears. When signing as
                                        attorney, executor, administrator,
                                        trustee, or guardian, please give full
                                        title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND
                                        THIS MEETING, PLEASE SIGN AND RETURN
                                        THIS PROXY AS PROMPTLY AS POSSIBLE IN
                                        THE ENCLOSED POST-PAID ENVELOPE.


                                        I/We do ___ or do not ___ expect to
                                        attend this meeting.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.




                                      -2-